Mercantile Bank Corporation

Investor Presentation

April 2024



Executive Management Team



ROBERT KAMINSKI, JR.

PRESIDENT & CHIEF EXECUTIVE OFFICER

Mr. Kaminski joined the Bank in 1997 and has over 39 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



RAYMOND REITSMA

EVP, CHIEF OPERATING OFFICER & PRESIDENT OF THE BANK

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER & TREASURER

Mr. Christmas joined the Bank in 1998 and has over 36 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2023, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Financial Performance

First Quarter 2024

Performance Highlights

First Quarter Highlights

Net Interest Margin	Commercial Loan Growth (Annualized)	Non-Performing Assets/ Total Assets*	Tang. Equity/ Tang. Assets*	Total Risk-Based Capital Ratio*
3.74%	1.7%	0.11%	9.0%	14.1%

		Three Months Ended	
		March 31, 2023	March 31, 2024
Net Income	$	20,974,000	**21,562,000**
Basic earnings per share	$	$1.31	**$1.34**
Diluted earnings per share	$	$1.31	**$1.34**
Average basic shares outstanding		15,996,138	**16,118,858**
Average diluted shares outstanding		15,996,138	**16,118,858**

*As of March 31, 2024.

Loan to Deposit Ratio*



120%
100%
80%
60%
40%
20%
0%
$5,000
$4,000
$3,000
$2,000
$1,000
$0
In millions
March 31, 2020
110%
December 31, 2023
110%
March 31, 2024
108%
Ratio of Retail Loans to Total Loans: 15%
Ratio of Retail Loans to Total Loans: 21%
December 31, 2021
85%
Increase in PPP loans leading to an increase in deposit balances and Federal Reserve deposits
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
Loan to Deposit Ratio
Total Loans
Federal Reserve Deposits
Total Deposits

*Reflects end of quarter balances.

Net Interest Income

- Interest income growth reflects loan growth and higher interest rate environment
- Interest expense increase reflects higher deposit cost and change in funding mix

		Three Months Ended	
		March 31, 2023	March 31, 2024
INTEREST INCOME			
Loans, including fees	$	57,154,000	71,270,000
Investment securities	$	3,007,000	3,421,000
Interest-earning deposits	$	324,000	2,033,000
Total interest income	$	60,485,000	76,724,000
INTEREST EXPENSE			
Deposits	$	7,907,000	22,224,000
Short-term borrowings	$	459,000	1,654,000
Federal Home Loan Bank advances	$	1,794,000	3,399,000
Other borrowed money	$	1,941,000	2,086,000
Total interest expense	$	12,101,000	29,363,000
Net interest income	$	48,384,000	47,361,000
Provision for credit losses	$	600,000	1,300,000
Net interest income after provision for credit losses	$	47,784,000	46,061,000

Net Interest Margin

Stable net interest margin

- Proactive balance sheet management strategies such as matched funding fixed rate loans and commercial loan back-to-back interest rate swap program



2.6%
2.9%
3.6%
4.3%
4.3%
4.1%
4.0%
3.9%
3.7%
1st Qtr 2022
2nd Qtr 2022
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
Net Interest Margin

	1st Qtr 2022	2nd Qtr 2022	3rd Qtr 2022	4th Qtr 2022	1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024
Earning Asset Yields:									
Loans	3.87%	3.97%	4.56%	5.49%	5.90%	6.19%	6.37%	6.53%	6.65%
Investments	1.52%	1.68%	1.79%	1.91%	1.95%	2.00%	2.13%	2.18%	2.20%
Other	0.19%	0.76%	2.15%	3.60%	4.18%	4.88%	5.26%	5.31%	5.35%
Total Earning Assets	2.99%	3.32%	4.04%	4.95%	5.35%	5.61%	5.78%	5.95%	6.06%
Cost of Funds:									
Deposits	0.19%	0.19%	0.24%	0.42%	0.87%	1.36%	1.67%	1.94%	2.25%
Borrowed Funds	1.82%	1.90%	1.99%	2.13%	2.51%	2.90%	2.98%	3.15%	3.51%
Total Earning Assets	0.42%	0.44%	0.48%	0.65%	1.07%	1.56%	1.80%	2.03%	2.32%
Net Interest Margin	2.57%	2.88%	3.56%	4.30%	4.28%	4.05%	3.98%	3.92%	3.74%

Yield on Assets / Cost of Funds

Meaningful increase in yield on loans

- Increasing interest rate environment
- Floating rates on over two-thirds of commercial loans

Gradual increase in cost of funds

- Deposit rate increases and change in funding mix throughout 2023 and 2024


8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
Yield on total earning assets
Cost of funds (total earning assets)
Net interest margin (fully tax-equivalent)

Noninterest Income

Notable increase in treasury management fees, and growth in mortgage banking income, private equity investment income, and bank-owned life insurance income


$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
1Q23
2Q23
3Q23
4Q23
1Q24
Other income
Payroll services
Mortgage banking income
Service charges on accounts
Earnings on bank owned life insurance
Interest rate swap income
Credit and debit card income

Noninterest Expense

51%*
Efficiency
Ratio

Stable Cost Structure and Efficiency Ratio



$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1Q23
2Q23
3Q23
4Q23
1Q24
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio

*As of March 31, 2024.

Mortgage Loan Portfolio*


Mortgage Loan Originations
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
Refinance mortgage loans originated
Purchase mortgage loans originated


Mortgage Loan Sale Production
$80,000
$60,000
$40,000
$20,000
$0
Saleable Loans
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sales of Mortgage Loans
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
Total saleable mortgage loans
Income on sale of mortgage loans

*in thousands

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite loans and strength of borrowers
- Continuing to build reserve: 11 bps increase from the 1Q 2023 to 1Q 2024


Average Loans (in millions)
$3,928
$4,018
$4,054
$4,184
$4,299
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024

Asset Quality Metrics

($ in thousands)		1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024
Gross loan charge-offs	$	100	500	200	100	0
Recoveries	$	100	300	200	200	400
Net loan charge-offs (recoveries)	$	0	200	0	(100)	(400)
Net loan charge-offs (recoveries) to average loans		0	0.02%	0	(0.01%)	(0.04%)
Provision for credit losses	$	600	2,000	3,300	1,800	1,300
Allowance for credit losses	$	42,900	44,700	48,000	49,900	51,600
Allowance to loans		1.08%	1.10%	1.17%	1.16%	1.19%
Nonperforming loans	$	7,800	2,100	5,900	3,400	6,000
Other real estate/repossessed assets	$	700	700	100	200	200
Nonperforming loans to total loans		0.20%	0.05%	0.14%	0.08%	0.14%
Nonperforming assets to total assets		0.17%	0.05%	0.11%	0.07%	0.11%

Loan Repricing*

The majority of total loans (72%) have a floating rate

- 69% of commercial loans have a floating rate.
- 80% of fixed rate commercial loans mature within five years.
- In aggregate, approximately 85% of total loans are subject to repricing within the next five years.


$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial Variable Rate Loans
Commercial Fixed Rate Loans
Retail Variable Rate Loans
Retail Fixed Rate Loans

Total Loan Portfolio Rate Type


Fixed Rate Loans: 28%
Variable Rate Loans: 72%

Total Loan Portfolio Repricing Breakdown


Over 5 Years 15%
0 - 12 Months 59%
1 - 5 Years 26%

*As of March 31, 2024. Includes total loan portfolio. $ in thousands

Investment Portfolio Gains & Losses ($ in thousands)

- Due to the increasing interest rate environment, net unrealized losses started to increase meaningfully during the first quarter of 2022, peaking in September 2022 ($92 million before tax).
- Net unrealized losses (before tax) equaled $67 million as of March 31, 2024 compared to $64 million as of December 31, 2023.

As of March 31, 2024:


$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

As of December 31, 2023


$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

Impact of Unrealized Losses on valuations

Minimal impact of unrealized losses on tangible book value per share given strong earnings and relative size of investment portfolio


$35
$30
$25
$20
$15
$10
$5
$0
($5)
($10)
1st Qtr 2022
2nd Qtr 2022
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
TBV per common share excluding after tax unrealized gain/(loss)
After Tax Net Unrealized Gain/(Loss) per share
Tangible book value (TBV) per common share

Investment Portfolio Maturities
($ in thousands)

- Laddered maturities generally on U.S. Government agency and municipal bond segments.
- Significant majority of the U.S. Government agency bonds mature within the next seven years, with over three-fourths of the municipal bonds maturing over the next ten years.

	As of March 31, 2024				As of December 31, 2023			
	Amortized Cost	Net Unrealized Gains / (Losses)	Fair Value	Average Yield	Amortized Cost	Net Unrealized Gains / (Losses)	Fair Value	Average Yield
U.S. Gov't Agency Bonds								
One year or less	$ 46,000	(1,200)	44,800	0.56%	44,000	(1,300)	42,700	0.55%
Over one through five years	$ 202,300	(18,800)	183,500	1.09%	200,300	(18,000)	182,300	1.08%
Over five through ten years	$ 186,500	(32,000)	154,500	1.72%	194,400	(31,800)	162,600	1.70%
Over ten years	$ 3,800	(900)	2,900	1.81%	3,800	(900)	2,900	1.81%
Totals	$ 438,600	(52,900)	385,700	1.29%	442,500	(52,000)	390,500	1.29%
Municipal Bonds								
One year or less	$ 13,500	(100)	13,500	1.98%	13,700	(100)	13,600	2.00%
Over one through five years	$ 61,500	(2,200)	59,300	2.48%	61,300	(1,900)	59,400	2.51%
Over five through ten years	$ 85,500	(4,800)	80,700	2.82%	85,300	(4,100)	81,200	2.85%
Over ten years	$ 42,500	(700)	41,800	4.03%	42,500	(100)	42,400	4.08%
Totals	$ 203,000	(7,800)	195,300	2.92%	202,800	(6,200)	196,600	2.95%

Capital Regulatory Ratios
(Mercantile Bank Data)

Actual and Adjusted* Capital Ratios vs. Requirements


14%
12%
10%
8%
6%
4%
2%
0%
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio

Excess Capital vs. Unrealized Gains/(Losses)*
(in thousands)


$250,000
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
($100,000)
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Losses):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

Tier 1 Leverage Capital Ratio
12.3%

Total Risk Based Capital Ratio
13.8%

Total Risk Based Capital Ratio
*Adjusted for Unrealized Gains/Losses**
13.0%

Excess Total Risk Based Capital
$197 Million

Excess Total Risk Based Capital
*Adjusted for Unrealized Gains/Losses**
$150 Million

As of March 31, 2024

Adjusted Capital and Ratios are adjusted for the after tax net unrealized gains/losses

Deposits & Sweep Accounts


Brokered Deposits
4%
Sweep
Accounts
5%
Noninterest-Bearing
Checking
27%
Time $100,000
& Over
12%
Time Under
$100,000
4%
Savings
6%
Money Market
27%
Interest-Bearing
Checking
15%
$4.2 Billion
as of
March 31,
2024


Brokered Deposits
4%
Sweep Accounts
6%
Noninterest-Bearing
Checking
30%
Time $100,000 &
Over
11%
Time Under
$100,000
4%
Savings
6%
Money Market
23%
Interest-Bearing
Checking
16%
$4.1 Billion
as of
December 31,
2023

Large Depositors
Includes Sweep Account Balances

Depositors with over $5 million as of March 31, 2024



Total – 76 relationships aggregating $1.2 billion

- Business/Individual – 61 relationships aggregating $1.0 billion
- Governmental – 15 relationships aggregating $0.2 billion

Depositors with over $5 million as of March 31, 2019

Total - 41 relationships aggregating $521 million

- Portion of 2019 depositors with over $5 million remaining as of 3-31-2024:
  32 relationships aggregating:
  $462 million as of March 31, 2019
  $757 million as of March 31, 2024
- Portion of 2019 depositors with less than $5 million as of 3-31-2024


Balance of the 32 relationships as of 3-31-19 and 3-31-24
32 relationships over $5 million as of March 31, 2019
Totaled $462 Million in 2019
Totaled $757 Million in 2024

Deposit Balances

Deposits comprised of mostly business accounts*


Personal
37%
Business
63%

($ in thousands)		December 31, 2023		March 31, 2024	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	208,800	1,038,900	207,500	927,500
Interest Checking	$	201,300	434,500	189,000	433,300
Savings	$	220,700	41,800	215,700	43,800
Money Market	$	307,200	650,300	337,400	800,500
Certificates of Deposit	$	413,300	215,800	450,100	229,900
Total Deposits	$	1,351,300	2,381,300	1,399,700	2,435,000

*as of March 31, 2024. Excludes brokered deposits.

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	464,000
Unpledged Investments	$	381,000

*As of March 31, 2024.

Thoughts on Remainder of 2024

Prime/SOFR Rates

- 25 basis point reduction in both July and October

2024 Performance Metrics

	2nd Quarter	3rd Quarter	4th Quarter
Loan Growth	4.00% - 6.00%	4.00% - 6.00%	4.00% - 6.00%
Net Interest Margin	3.60% - 3.70%	3.55% - 3.65%	3.55% - 3.65%
Fee Income	$8.5M - $9.5M	$8.5M - $9.5M	$8.0M - $9.0M
Overhead Costs	$30.0M - $31.0M	$30.5M - $31.5M	$30.0M - $31.0M
Federal Tax Rate	20%	20%	20%

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
Commercial Loans			
Commercial and Industrial	$	1,222,600	28%
Real Estate - NonOwner Occupied	$	1,045,600	24%
Real Estate - Owner Occupied	$	719,300	17%
Real Estate - Multi-Family & Residential Rental	$	367,000	8%
Real Estate - Land Development & Residential Construction	$	75,100	2%
Total Commercial Loans	$	3,429,600	79%
Retail Loans			
1 - 4 Family Mortgages	$	840,700	20%
Other Consumer	$	51,700	1%
Total Retail Loans	$	892,400	21%
Total Loans	$	4,322,000	100%

*As of March 31, 2024.

Asset Quality Metrics

11 bps*
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

		3/31/23	6/30/23	9/30/23	12/31/23	3/31/2024
Net loan charge-offs (recoveries)	$	0	200	0	(100)	(400)
Net loan charge-offs (recoveries) to average loans *(annualized)*		0	0.02%	0	(0.01%)	(0.04%)
Allowance to loans		1.08%	1.10%	1.17%	1.16%	1.19%
Nonperforming loans to total loans		0.20%	0.05%	0.14%	0.08%	0.14%
Nonperforming assets to total assets		0.17%	0.05%	0.11%	0.07%	0.11%

As of March 31, 2024.

Core Commercial Loan Growth ($ in millions)

2%
Commercial loan growth in 1Q24
(Annualized)

Five Quarter Loan Growth Trends

Core Commercial Loans


$3,500
$3,400
$3,300
$3,200
$3,100
$3,000
$3,158
$3,206
$3,238
$3,415
$3,430
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24

Five Year Annual Loan Growth Trends

		12/31/19	12/31/20	12/31/21	12/31/22	12/31/23
Core Commercial Loans	$	2,451	2,438	2,923	3,147	3,415
PPP Loans	$	-	365	40	1	0
Total Commercial Loans	$	2,451	2,803	2,963	3,148	3,415

Lending Commitments ($ in millions)

		3/31/23	6/30/23	9/30/23	12/31/23	3/31/24
Construction Loans						
Commercial	$	285	327	379	311	362
Residential	$	58	59	54	46	40
Commitments to Make Loans*	$	347	351	288	262	235
Total	$	690	737	721	619	637

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Composition - Commercial Loans*


Loan Type
Commercial Real Estate - Non-Owner Occupied 30%
Commercial Real Estate - Multi-Family & Residential Rental 11%
Commercial & Industrial 36%
Commercial Real Estate - Owner Occupied 21%
Commercial Vacant Land, Land Development & Residential Construction 2%


Industry**
Wholesale Trade 5%
Retail Trade 6%
Transportation & Warehousing 1%
Manufacturing 19%
Information <1%
Finance & Insurance 3%
Construction 5%
Services 21%
Real Estate, Rental & Leasing 38%
Agriculture, Oil & Gas Extraction & Utilities 1%

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate - Owner Occupied	Commercial Real Estate - Non-Owner Occupied	Commercial Real Estate - Multi-Family & Residential Rental
Grades 1-4	$	699.7	30.9	474.3	454.0	161.4
Grades 5-7	$	499.0	44.2	244.6	580.8	193.4
Grades 8-9	$	23.9	0	0.4	10.8	12.2
Total Commercial	$	1,222.6	75.1	719.3	1,045.6	367.0

*As of March 31, 2024
**As of December 31, 2023

Rate Type - Commercial Loans * ($ in thousands)

Rate Type Breakdown


31%
69%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

		Balance
Floating Rate Commercial Loans	$	2,364,940
Fixed Rate Commercial Loans	$	1,064,660
Total Commercial Loans	$	3,429,600

*As of March 31, 2024.

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 - 59 Days Past Due	60 - 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	-	0.2	0.2	1,222.4	1,222.6	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	75.1	75.1	-
Real Estate - Owner Occupied	$	-	-		-	719.3	719.3	-
Real Estate - Non-Owner Occupied	$	-	-	-	-	1,045.6	1,045.6	-
Real Estate - Multi-Family & Residential Rental	$	-	-	-	-	367.0	367.0	-
Total Commercial	$	-	-	0.2	0.2	3,429.4	3,429.6	-
1-4 Family Mortgages	$	0.5	0.1	0.2	0.8	839.9	840.7	-
Other Consumer Loans	$	-	-	-	-	51.7	51.7	-
Total Retail	$	0.5	0.1	0.2	0.8	891.6	892.4	-
Total Past Due Loans	**$**	**0.5**	**0.1**	**0.4**	**1.0**	**4,321.0**	**4,322.0**	-

As of March 31, 2024. Excludes current non-accrual loans.

Past Due Loans


2 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of March 31, 2024.

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
3/31/23
6/30/23
9/30/23
12/31/23
3/31/2024

Non-Owner Occupied Commercial Real Estate Lending*


Office
Retail
Industrial
Hotel
Assisted Living
Other NOO CRE
Remainder of Commercial Loans
6%
6%
6%
3%
2%
1%
Remainder of Loan Portfolio
Non-Owner Occupied CRE As % of Total Loans

($ in thousands)		Balance	Percentage of NOO CRE	Percentage of Total Loans
Office	$	271,400	26%	6%
Retail**	$	258,800	25%	6%
Industrial	$	246,900	23%	6%
Assisted Living	$	124,400	12%	3%
Hotel	$	102,100	10%	2%
Other	$	42,000	4%	1%
Total	$	1,045,600	100%	24%

*As of March 31, 2024.
**Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.

Company Overview

Mercantile Bank...

- Is the largest bank headquartered in the state of MI.
- Was founded in 1997 in Grand Rapids, MI.
- Has more than 600 employees & 43 locations.
- Offers more than 75 products & services supporting commercial, business, governmental, educational, nonprofit, treasury & personal banking needs.



We invest in our communities by...

- Volunteering more than 21,000 hours in community service supporting more than 800 organizations.
- Teaching more than 220 financial wellness classes.
- Donating nearly $1,000,000 to local non-profits & fundraisers.
- Over $22 million invested in affordable housing projects throughout the state.

Strategic Areas of Focus

Client Experience

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

Growth

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

People & Culture

- Weave DEI principles throughout organization
- Build breadth and depth of employee training program
- Create and engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

Efficiency

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

Risk Management

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand Enterprise Risk Management practices, monitoring, and reporting

Forward Progress

ESG

Environmental, Social & Governance

- Dedicated Corporate Sustainability Committee with Board Governance Committee oversight
- Enterprise risk management program continuously identifying, assessing, and mitigating company-wide risks, including financial, operational, regulatory, reputational, and legal
- Provided 1,288 Small Business/Community Reinvestment Act (CRA) loans totaling $347 million in 2023
- 116 Community Development Loans in 2023, totaling over $430 million
- Corporate and employee donations totaling $1.3 million in support of non-profit organizations in 2023
- Engaged employees provided 24,872 hours in community service for over 900 organizations in 2023
- Offered 319 financial literacy courses in 2023 to 5,083 participants
- Utilized 94 out of the total 117 participants in the Diverse Supplier Program, totaling over $1 million or 2.1% of the Bank's total spend
- Sponsored 15 community shred events and monthly secure shred collection from all facilities, resulting in 184 tons of paper diverted from landfills
- Company culture focused on generating a positive impact on individuals, organizations, and entire communities

DEI

Diversity, Equity & Inclusion

- 50% gender, racial and ethnic diversity on the Corporate Board of Directors
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions
- 16.9% minority hire rate in 2023
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments
- Strategic Planning Team comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	●				
Bill Payment & ACH	●	●	●	●	●
Cash Management	●	●	●	●	●
Credit Card Rewards	●	●	●	●	●
Electric Vehicle Car Loan	●		●		
Health Savings Account	●	●			
In-House Payroll Services & Human Capital Management Solutions	●				
Integrated Payables	●	●	●	●	●
Integrated Receivables	●	●	●	●	●
Merchant Services	●	●	●	●	●
Personal Finance Management (Within Online & Mobile Banking)	●	●	●		●
Remote Deposit Capture	●	●	●	●	●